UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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(Name of Registrant as Specified In Its Charter)

Boston Restaurant Associates, Inc
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS OF
BOSTON RESTAURANT ASSOCIATES, INC.
TO BE HELD ON SEPTEMBER 9, 2005

The Annual Meeting of Stockholders of Boston Restaurant Associates, Inc., a Delaware corporation (the “Company”), will be held on  September 9, 2005 at 11:00 a.m., EST, at the offices of Brown Rudnick, 18th Floor, One Financial Center, Boston, Massachusetts 02111, for the following purposes:

1.                                       To elect seven directors to serve until the next annual meeting and until their successors are duly elected and qualified.

2.                                       To consider and act upon a proposal to amend the 2002 Combination Stock Option and Share Award Plan.

3.                                       To consider and act upon any matters incidental to the foregoing purposes and any other matters which may properly come before the meeting or any adjourned session thereof.

The foregoing items are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on August 2, 2005 as the record date for determining the stockholders entitled to notice of, and to vote at, the meeting and any continuation or adjournment thereof.  Any stockholder attending the meeting may vote in person even if he or she previously returned a proxy.

By Order of the Board of Directors

GORDON R. PENMAN, Secretary

Boston, Massachusetts

August 12, 2005

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, SO THAT IF YOU ARE UNABLE TO ATTEND THE MEETING YOUR SHARES MAY NEVERTHELESS BE VOTED.  EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

BOSTON RESTAURANT ASSOCIATES, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held On September 9, 2005

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Boston Restaurant Associates, Inc., a Delaware corporation with its principal executive offices at 999 Broadway, Saugus, Massachusetts  01906 (the “Company”), for use at the Annual Meeting of Stockholders to be held on Friday, September 9, 2005  at 11:00 a.m., local time, or at any continuation or adjournment thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  The Meeting will be held at the offices of Brown Rudnick , 18th Floor, One Financial Center, Boston, Massachusetts 02111.  If you plan to attend the meeting, please contact Teresa Landingham at (617) 856 8367 so that you can be cleared with building security.

It is expected that this proxy statement, the accompanying proxy and our Annual Report to Stockholders for the fiscal year ended April 24, 2005 will be first mailed to stockholders on or about August 12, 2005.  Our Annual Report to Stockholders includes a copy of our Annual Report on Form 10-K for the fiscal year ended April 24, 2005 as previously filed with the Securities and Exchange Commission (“SEC”), except for exhibits.

GENERAL INFORMATION

Record Date, Voting Rights and Outstanding Shares

Only stockholders of record at the close of business on August 2, 2005 will be entitled to receive notice of, and to vote at, the Meeting.  As of that date, there were outstanding and entitled to vote 7,035,170 shares of Common Stock, $.01 par value per share (the “Common Stock”), of the Company.  Each stockholder is entitled to one vote for each share of Common Stock held on that date and may vote such shares either in person or by proxy.

Solicitation

Proxies are being solicited on behalf of the Board of Directors and the cost of such solicitation will be borne by the Company.  Certain of the directors, officers and employees of the Company may solicit proxies by correspondence, telephone or in person, without extra compensation.  The Company may also pay to banks, brokers, nominees and certain other fiduciaries their reasonable expenses incurred in forwarding proxy material to the beneficial owners of the securities held by them.

Voting Procedures

The votes of stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of elections appointed by the Company.  The seven nominees for the Board of Directors of the Company who receive the greatest number of votes cast at the Meeting will be elected directors of the Company. Abstentions will have no effect on the outcome of the vote for the election of directors, but will have the effect of being cast against the other proposal, even though the stockholder so abstaining intends a different interpretation. Shares of Common Stock held of record by brokers who do not return a signed and dated proxy will not be considered present at the Meeting, will not be counted towards a quorum, and will not be voted on any proposal or in the election of directors.  Shares of Common Stock held of record by brokers who return a signed and dated proxy but who fail to vote (known as a “broker nonvote”) on the election of directors or the other proposal will count towards the quorum but will have no effect on the proposal not voted.

The enclosed proxy card, if executed and returned, will be voted as directed on the proxy card or, in the absence of such direction, for the election of the nominees as directors and for the proposal to amend the 2002 Combination Stock Option and Share Award Plan.  The Company knows of no other matters to be submitted to the Meeting.  If any other matters properly come before the Meeting, the persons named on the enclosed proxy card will vote the shares represented thereby on such matters in accordance with their best judgment.  The proxy may be revoked at any time prior to exercise by filing with the Secretary of the Company a written revocation, by executing a proxy with a later date, or by attending and voting at the Meeting.

To Attend the Meeting.

If you were a stockholder on August 2, 2005 you are entitled to attend the Meeting.  If you are a record stockholder and plan to attend the meeting, you must present your proxy card for admission to the Meeting.  If you are not the record Stockholder (i.e. your shares are held in “street name”) you will receive either a proxy card or a voting instruction form from the record holder.  You must present this proxy card or the voting instruction form for admission to the meeting.  If you plan to attend the meeting, please contact Teresa Landingham at (617) 856 8367 so that you can be cleared with building security.

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of July 15, 2005 by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each current director and nominee for director of the Company, (iii) each of the Named Executive Officers listed in the Summary Compensation Table below, and (iv) all current directors, nominees and executive officers of the Company, as a group.  Except where otherwise indicated, this information is based upon information provided to the Company by the named person.

Name and Address	Number of Shares Beneficially Owned(1) (2)	Percentage of Outstanding Shares

George R. Chapdelaine (3) c/o Boston Restaurant Associates, Inc. 999 Broadway Saugus, MA 01906	960,390	13.7%

Anthony Buccieri (9) c/o Boston Restaurant Associates, Inc. 999 Broadway, Suite 400 Saugus, MA 01906	95,000	1.3%

Hugh Devine (4) Devine & Pearson Crown Colony Park 300 Congress Street Quincy, MA 02169	110,000	1.5%

Edward P. Grace III (8) Grace Venture Partners Sun Trust Center, suite 1850 200 South Orange Avenue Orlando, FL 32801	243,547	3.4%

Roger Lipton (5)(6) 983 Park Avenue New York, NY 10028	1,888,223	26.5%

John P. Polcari, Jr. (5)(7) c/o Boston Restaurant Associates, Inc. 999 Broadway Saugus, MA 01906	947,745	13.3%

Fran V. Ross (9) c/o Boston Restaurant Associates, Inc. 999 Broadway, Suite 400 Saugus, MA 01906	114,801	1.6%

Peter E. Salas (10)(11) Dolphin Management, Inc. 129 East 17th Street New York, NY 10003	1,585,588	21.1%

Robert C. Taft (12) Caffino 3130 Crow Canyon Park Place, Suite 120 San Ramon, CA 94583	230,573	3.2%

Jordan American Holdings, Inc. (13) 1876 Woodhollow Lane, Apt. 306 Maryland Heights, MO 63043	703,186	9.0%

All directors, and executive officers as a group (9 persons) (14)	6,058,220	71.1%

(1)

Unless otherwise indicated in other footnotes, to the knowledge of the Company, all persons listed have sole voting and investment power with respect to shares of Common Stock, except to the extent shared with spouses under applicable law.

(2)

In computing the number of shares beneficially owned and the percentage of ownership of that person, shares of Common Stock subject to options or warrants exercisable within 60 days after the date of the information in the table are deemed outstanding. However, such shares are not deemed outstanding for the purpose of computing percentage ownership of any other person.

(3)	Based upon information contained in a Schedule 13G Amendment as filed with the Securities and Exchange Commission on February 11, 2005. Includes 230,000 shares issuable pursuant to stock options.

(4)	Includes 110,000 shares issuable pursuant to stock options.

(5)	Includes 80,000 shares issuable pursuant to stock options.

(6)	Based upon information contained in a Schedule 13D, Amendment 2, as filed with the Securities and Exchange Commission on February 11, 2004.

(7)

Based upon information contained in a Schedule 13G Amendment as filed with the Securities and Exchange Commission on February 11, 2005. Includes 123,658 shares issued to Lucille Salhany and Mr. Polcari jointly with rights of survivorship and 12,741 shares held by Ms. Salhany for the benefit of certain family members.

(8)	Includes 100,000 shares issuable pursuant to stock options and 117,647 shares issuable pursuant to convertible participating preferred stock.

(9)	Includes 89,900 shares issuable pursuant to stock options.

(10)	Based upon information contained in a Schedule 13D, as amended, as filed with the Securities and Exchange Commission on March 31, 1998, and written information provided by Dolphin Management, Inc.

(11)	Includes 470,588 shares issuable pursuant to convertible participating preferred stock.

(12)

Based on information provided by Mr.Taft does not include 77,800 shares held by relatives of Mr. Taft for which he disclaims any beneficial ownership, however 100,000 shares issuable pursuant to stock options and 29,411 shares issuable pursuant to convertible preferred stock are included.

(13)

Based upon information contained in a Schedule 13G as filed with the Securities and Exchange Commission on February 13, 1998. Includes 500,000 shares issuable pursuant to currently exercisable warrants.

(14)	Includes 879,800 shares issuable pursuant to stock options and 617,646 shares issuable pursuant to convertible participating preferred stock.

PROPOSAL NO. 1 -

ELECTION OF DIRECTORS

At the Meeting, seven directors are to be elected to serve until the 2006 Annual Meeting of Stockholders expected to be held on or about September 8, 2006, and until their respective successors have been duly elected and qualified.  The persons listed in the table below have been nominated by the Board of Directors for election as directors.

All seven of the nominees have agreed to stand for election.  In the unanticipated event that any nominee should be unable or declines to stand for election at the Meeting, the proxies will be voted for such substitute nominees, if any, as the present Board of Directors may designate.  The nominees have not been nominated pursuant to any arrangement or understanding with any person.

The following table sets forth certain information with respect to the nominees.

Name	Age	Position	Director Since

George R. Chapdelaine	60	Chief Executive Officer, President and Director	1994

Hugh Devine	58	Director	2000

Edward P. Grace III	55	Director	2004

Roger Lipton	64	Director	1996

John P. Polcari, Jr.	74	Director	1994

Peter E. Salas	51	Director	2004

Robert C. Taft	51	Director	2004

Information On Nominees

Mr. Chapdelaine was elected President, Chief Executive Officer and a director of the Company in April 1994.  Mr. Chapdelaine served as President, Chief Executive Officer and a director of Pizzeria Regina, Inc., a predecessor of the Company, from 1982 until it was acquired by the Company in April 1994.  Prior to 1982, Mr. Chapdelaine worked in the food service industry in various capacities, including as an independent marketing consultant, a general manager of the Food Service division for H.P. Hood, Inc. and a sales manager for Chiquita Brands, a subsidiary of United Brands.  Mr. Chapdelaine holds an MBA from Clark University and graduated with a B.S. in Hotel and Restaurant Management from Oklahoma State University.  He currently serves on the Board of the Massachusetts Restaurant Association.

Mr. Devine has been the President of Devine & Pearson Advertising, Inc. (an advertising and communications agency with 26 years experience marketing to the food service industry) since 1976.  Mr. Devine is nationally recognized for identifying marketing opportunities for clients, both food service operators and manufacturers of food, beverages, equipment and supplies.  He serves on the boards of directors of the YMCA, American Association of Advertising Agencies and Advertising Club of Greater Boston.

Mr. Grace has been President of Phelps Grace International, Inc., an investment management company, and Managing Director of Grace Venture Partners, LP. since 1998.  Mr. Grace has over 30 years experience in the food service industry.  He was the founder, Chairman, President and CEO of Bugaboo Creek Steak House, Inc., operator of both The Capital Grill, a 17 location fine dining restaurant, and the Bugaboo Creek Steak House, a casual dining restaurant with locations throughout the East Coast, from 1989 until 1996. He was Vice Chairman and a Director of RARE Hospitality International, Inc. from 1996 to 1998.  From 1992 until 1994 he was the Chairman of Homestyle Buffet, Inc., a 34 location buffet style restaurant chain.  Mr. Grace has served as the director of a number of public and private companies, including Professional Facilities Management, Inc., Not Your Average Joe’s Inc., and PsiloQuest, Inc.  He is currently a Trustee of Johnson & Wales University and of Bryant College and in the past has served on the boards of a number of other trade associations, and educational and philanthropic organizations, including the National Restaurant Association.

Mr. Lipton has been President of Lipton Financial Services, Inc. (a money management and investment banking firm, specializing in restaurant, franchising and retailing industries) since 1993.  Since February 1995, he has also been a Managing Director of Axiom Capital Management, Inc., a NASD broker/dealer.  From 1981 until February 1995, he was Managing Director of Ladenburg, Thalmann & Co., Inc., a broker/dealer and investment banking firm.

Mr. Polcari was a founder of Pizzeria Regina, Inc. and has been employed by the Company and its predecessor in various capacities from its inception.  He is a recipient of the National Restaurant Association’s state restaurateur of the year award for the Commonwealth of Massachusetts.

Mr. Salas has been President of Dolphin Asset Management Corp. and its related companies since he founded it in 1988.  Prior to establishing Dolphin, he was with J.P. Morgan Investment, Inc. for ten years, becoming Co-manager, Small Company Fund and Director-Small Cap Research.

Mr. Taft has been the CEO of Caffino, Inc., a chain of double drive-through espresso bars, since September 2003.  He has over 25 years experience in the food service industry.  During 2002 and 2003 Mr. Taft was Chief Concept Officer of Ultimate Franchise System, Inc., and was President of Somofresco from 2001 to 2002  He was Chief Operating Officer of Fuddruckers, Inc., a fast casual restaurant chain with over 200 franchised and company owned locations, from 1999 until 2001 .  From 1996 until 1999, he served as President of the Au Bon Pain Bakery Cafes unit of Au Bon Pain, Inc., a fast service chain with over 250 locations.  From 1993 until 1996, Mr. Taft was the President and CEO of Papa Gino’s, Inc.  He has served on the boards of Ultimate Franchise Systems, Inc. and the Washington and Massachusetts Restaurant Associations.

CORPORATE GOVERNANCE

General

The Board of Directors of the Company believes that good corporate governance is important to ensure that the Company is managed for the long-term benefit of its stockholders.  In response to the wave of corporate scandals and Congress’s enactment of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), in the Fall of 2002 the Board reviewed our corporate governance policies and practices and compared them to the provisions of Sarbanes-Oxley, the new and proposed rules of the SEC under that statute and practices suggested by various authorities in corporate governance.  Based upon that review, in December 2002 the Board of Directors took steps to implement the then proposed new rules and listing standards. In particular, the Board:

•                       adopted a new charter for our Audit Committee reflecting the requirements of Sarbanes-Oxley and the rules adopted or then proposed for audit committees;

•                       adopted a charter for our Compensation Committee;

•                       created a Corporate Governance and Nominating Committee (initially consisting of the entire Board) and adopted its charter;

•                       Reviewed the independence standards for directors then being proposed or adopted by the SEC and Nasdaq and assessed the independence of existing board and committee members under those standards; and

•                       adopted a Code of Ethics and a Code of Conduct which applies to all executive officers, directors, employees and agents of the Company.

Subsequent to the December 2002 meeting, the Board also approved adjustments in the actions taken at that meeting to conform to changes in regulations subsequently adopted by the SEC and the Nasdaq Stock Market, Inc.

Board of Directors and Committees

The Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The Board’s primary responsibility is to oversee the management of the Company and, in so doing, to serve the best interests of the Company and its stockholders. Management keeps the directors informed of Company activity through regular written reports and presentations at Board and committee meetings.

The Board of Directors held five meetings during the fiscal year ended April 24, 2005.  All of the Company’s directors are encouraged to attend the Company’s annual meeting of stockholders. All of the Company’s directors were in attendance at the Company’s September 2004 Annual Meeting.

The Board of Directors also acted by unanimous written consent in lieu of a special meeting on two occasions.  Each current director attended at least 75% of the meetings of the Board of Directors and of committees of which he or she was a member held during the last fiscal year.  Under the standards of the Nasdaq Stock Market, Inc. (NASD Rule 4200(a)(15)), the Company has determined that five of the seven nominees, Messrs. Devine, Grace, Lipton, Salas and Taft, satisfy the requirements to be an independent director.

The Board currently has the following committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.

Audit Committee.  The primary function of our Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to the management of the Company.  The Audit Committee is directly responsible for the oversight of : (i) the integrity of the Company’s disclosure controls and procedures; (ii) the integrity of the Company’s internal controls over financial reporting; and (iii) the qualifications, independence, appointment, compensation and performance of the Company’s independent registered public accounting firm.  It also is responsible for administering the Company’s Code of

Ethics and Code of Conduct, the establishment and maintenance of “whistle-blowing” procedures, and the oversight of certain other compliance matters.

Under its charter adopted in December 2002, as subsequently amended and supplemented by SEC and stock market rules, the Audit Committee must consist of not less than one or more than three directors, all of whom satisfy the independence standards of the SEC, the Nasdaq Stock Market..  The Audit Committee has been composed of Mr. Devine, Mr. Grace and Mr. Taft, all of whom the Board of Directors determined satisfy those standards.  In 2005, the Board of Directors reviewed the qualifications of Mr. Grace and Mr. Taft and determined that each was an “audit committee financial expert” as defined by SEC rules.  The Audit Committee held five meetings during the fiscal year ended April 24, 2005.

Compensation Committee.  The purpose of the Compensation Committee is to assist the Board in the discharge of its responsibilities related to the fair and competitive compensation of executives and key employees of the Company.  It is charged with periodic review of the compensation philosophy of the Company, annual evaluation of the performance of the principal executives and key employees, annual review of the total compensation of those persons, approval of grants under and supervision of the administration of stock plans, and issuance of an annual report to stockholders in accordance with SEC rules.

Under its charter as adopted in December 2002, the Compensation Committee must consist of a minimum of one director, and each member must be a non-employee, outside director under various standards of the tax laws and rules of the SEC, who also satisfies the independence requirements of the Nasdaq Stock Market..  The Compensation Committee currently has been composed of Mr. Devine, Mr. Grace and Mr. Lipton all of whom the Board determined satisfy those standards.

The Compensation Committee held one meeting during the fiscal year ended April 24, 2005.

Corporate Governance and Nominating Committee.  The purpose of the Corporate Governance and Nominating Committee is to review and evaluate the Company’s policies, codes of conduct and guidelines, evaluate and make recommendations to the Board concerning Board committees, review and evaluate the CEO and other senior management (other than related to compensation), serve as a focal point for management succession planning, and identify and evaluate candidates for nomination as directors.

Under its charter as adopted in December 2002, the Corporate Governance and Nominating Committee may consist of either the entire Board or, if less than the entire Board, a committee of not less than two non-employee members of the Board of Directors, each of whom satisfies the independence requirements of the Nasdaq Stock Market. The Board of Directors considered the functions of the Corporate Governance and Nominating Committee and the fact that two of the directors who are not independent within the meaning of the Nasdaq definition are major stockholders and collectively the owners of approximately 20.8% of the Company’s outstanding capital stock, and determined that it was appropriate for the entire Board of Directors to serve as the Corporate Governance and Nominating Committee.  The Board met as the

Corporate Governance and Nominating Committee once during the last fiscal year.  A majority of the nominees, Messrs. Devine, Grace, Taft , Salas and Lipton, are expected to satisfy the independence standards of the Nasdaq Stock Market.

Under its charter, the Corporate Governance and Nominating Committee is responsible for identifying candidates to serve as directors (whether such directorships are filled by the Board or by stockholders), gathering information on such candidates, conducting interviews of candidates and their references, and making recommendations to the full Board of Directors.

The Corporate Governance and Nominating Committee may consider nominees recommended by stockholders and other sources, such as directors, officers, third party search firms or other appropriate sources.  In evaluating candidates, it will consider personal integrity, sound business judgment, business and professional skills and experience, independence (as defined under SEC and Nasdaq rules), diversity, potential conflicts of interest, the extent to which a candidate would fill a present need, and concern for the long term interests of stockholders.  In any particular situation, the committee may focus on persons possessing a particular background, experience or qualifications which the Committee believes would be important to enhance the effectiveness of the Board.  The evaluation process for stockholder recommendations is the same as for candidates from any other source.

If stockholders wish to recommend a candidate for director for election at the 2006 annual meeting of stockholders, they must follow the procedures described in “Additional Information – Stockholder Proposals and Recommendations For Director.”

Audit Committee Report

To The Stockholders:

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting.  Management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended April 24, 2005 were prepared in accordance with accounting principles generally accepted in the United States.  The Audit Committee has reviewed and discussed the consolidated financial statements with management and separately with the independent registered public accounting firm.  The Audit Committee also reviewed with the independent registered public accounting firm the accounting policies and practices critical to the Company’s financial statements, the alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, the ramifications of each alternative, and the independent registered public accounting firm’ preferred treatment.  It also reviewed the material written communications between management and the independent registered public accounting firm.

The Company’s independent registered public accounting firm provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).  Independence Standards Board Standard No. 1 requiresindependent registered public accounting firm annually to disclose in writing all relationships that in the auditor’s professional opinion may reasonably be thought to bear on independence, to confirm their independence and to engage in a discussion of independence.  The Audit Committee also reviewed with the independent registered public accounting firm the SEC rules with respect to independence ofindependent registered public accounting firm.  The audit committee received from the Company’sindependent registered public accounting firm written communication of the matters required by Statement on Auditing Standards No. 61 and discussed these matters with the Company’sindependent registered public accounting firm.

The Audit Committee assumed the responsibility for pre-approval of the performance of all audit and non-audit services by its independent registered public accounting firm effective January 1, 2003.  In each case where approval was sought for the provision of non-audit services after that date, the Audit Committee considered whether the independent registered public accounting firm’ provisions of such services to the Company is compatible with maintaining theindependent registered public accounting firm’ independence, and determined that they were compatible.

Based on the above review and procedures, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for fiscal year April 24, 2005 be included in the Company’s Annual Report on Form 10-K for that fiscal year.  Further, the Audit Committee has appointed BDO Seidman, LLP as the Company’s independent public accountants for the fiscal year ending April 30, 2006.

AUDIT COMMITTEE

Hugh Devine

Edward P. Grace III

Robert C. Taft

Independent Auditor Fees and Other Matters

As noted, the Audit Committee appointed BDO Seidman, LLP as independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending April 24, 2005.  BDO Seidman, LLP has audited the Company’s financial statements annually since 1994, and has served either the Company or its predecessor as independent public accountants for more than 19 years.  The Audit Committee believes it is desirable and in the best interest of the Company to continue employment of that firm.  A representative of BDO Seidman, LLP will be at the Annual Meeting of Stockholders and will have an opportunity to make a statement, if so desired.  The representative will be available to respond to appropriate questions.

Audit Fees.  BDO Seidman, LLP billed the Company an aggregate of $108,000 and $117,000 for the fiscal years ended April 24, 2005 and April 25, 2004, respectively, for professional services rendered by BDO Seidman, LLP in connection with its audit of the Company’s financial statements, its review of the Company’s quarterly reports on Form 10-Q, and services normally provided in connection with statutory or regulatory filings or engagements.

Audit Related Fees.  BDO Seidman, LLP billed the Company an aggregate of $7,000 and $10,250 in the fiscal years ended April 24, 2005 and April 25, 2004, respectively, for professional services rendered by BDO Seidman, LLP for assurance and related services reasonably related to the performance of an audit or review.

Tax Fees.  BDO Seidman, LLP billed the Company an additional $ 30,000 in each of fiscal years ended April 24, 2005 and April 25, 2004, respectively for tax compliance, tax advice and tax planning.

All Other Fees.  BDO Seidman, LLP did not bill the Company for professional services not otherwise described above in the fiscal years ended April 24, 2005 and April 25, 2004, respectively.

Commencing January 1, 2003, in each case where approval was sought for the provision of non-audit services, the Audit Committee considered whether the independent registered public accounting firm’ provision of such services to the Company is compatible with maintaining theindependent registered public accounting firm’ independence and determined that they were.

Audit Committee Policy on Pre-Approval of Services of Independent registered public accounting firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.

Certain Relationships And Related Transactions

The Company had subordinated debentures outstanding at April 24, 2005 consisting of convertible subordinated debentures in the total amount of $1,450,000 bearing interest at 8% through 31 December, 1997; 10% through 31 December, 1998; 12% through 31 December 1999; and 14% through 2011, equivalent to a blended rate of approximately 13.2% annually, payable semi-annually and convertible into the Company’s Common Stock at a conversion rate of $1.25 per share.  The Company can redeem the convertible debentures under certain conditions.  The debentures are due 31 December 2011.  Mr. Lipton, a member of the Board of Directors of the Company, received a fee equal to 5% of the proceeds as compensation for services in connection with this transaction.

On January 20, 2005, the Company sold 1,147,056 shares of our Series A Participating Preferred Stock, $.01 par value per share, to 11 accredited investors in a private transaction pursuant to subscription agreements between each such investor and the Company.  Each share of Series A Participating Preferred Stock may be converted at any time at the option of the holder of such share into one share of the Company’s Common Stock, $.01 par value per share.  The investors paid $0.85 per share, for aggregate gross proceeds of $975,000.

The Company agreed pursuant to a rights agreement between the Company and the investors to (i) register the resale of the shares of Common Stock issuable upon the conversion of the shares of Series A Participating Preferred Stock upon demand of a sufficient number of the holders of the Series A Participating Preferred Stock and (ii) include such shares of Common Stock in any registration statement for the benefit of the Company or any third party upon request of a sufficient number of the holders of the Series A Participating Preferred Stock.

The Company sold the shares of Series A Participating Preferred Stock pursuant to certain exemptions from registration provided by Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended.

Mr. Grace purchased 123,658 of these shares and Mr. Taft purchased 29,411 of these shares.

During fiscal 2005 the Company completed the asset sale of Polcari’s of Hyannis to Not Your Average Joe’s for approximately $552,000 in net proceeds.  Mr. Grace, a member of the board of directors for Boston Restaurant Associates, Inc., is also a member of the board of Not Your Average Joe’s and abstained from the voting on this matter and did not participate in the negotiations.

During fiscal 2005 a warrant to purchase 25,000 shares of Common Stock at an exercise price of $0.70 per share expiring August 19, 2009 was granted to the spouse of Mr. Polcari, a director, in consideration for a promissory note which was repaid in December 2004.

COMPENSATION AND OTHER INFORMATION

CONCERNING DIRECTORS AND OFFICERS

Compensation of Directors

Non-employee directors of the Company presently do not receive cash compensation for their services as directors.  The Company provides health insurance benefits or the cash equivalent to its directors and reimburses them for their out-of-pocket expenses in attending board meetings.  In addition, directors were eligible for the grant of stock options under the 2002 Combination Stock Option and Share Award Plan. 400,000 options to purchase shares of common stock were awarded to directors under these plans during fiscal 2005; 100,000 shares each to Mr. Grace and Mr. Taft and 50,000 shares each to Mr. Chapdelaine, Mr. Devine, Mr. Lipton and Mr. Polcari.

Management

The names of the Company’s executive officers who are not directors of the Company, and certain biographical information furnished by them, are set forth below:

Anthony A. Buccieri,51,  was appointed Vice President of Operations in April 1994.  Mr. Buccieri joined a predecessor of the Company in 1974 and has served in various capacities since that date, including as operations supervisor, assisting in the opening of all Pizzeria Regina restaurants since 1983.  Fran V. Ross, 53, was appointed the Company’s Vice President in February 1995 and Chief Financial Officer in October 1995.

Executive Compensation

The following Summary Compensation Table sets forth the compensation during each of the last three fiscal years of the Chief Executive Officer and of each executive officer whose annual salary and bonus exceeded $100,000 for services in all capacities to the Company during fiscal 2005 (collectively, the “Named Executive Officers”).  There were no other compensation or long-term compensation awards to the Named Executive Officers during these periods.

SUMMARY COMPENSATION TABLE

Annual Compensation

				Long-Term Compensation Awards
Name and Principal Positions	Fiscal Year Ended	Salary ($)	Bonus ($)	Securities Underlying Options
George R. Chapdelaine	4/25/2005	237,000	0	50,000
President and CEO	4/25/2004	226,000	0	0
	4/28/2003	215,000	73,000	0

Anthony Buccieri	4/24/2005	135,000	0	0
Vice President	4/25/2004	129,000	0	0
Operations	4/27/2003	123,000	42,000	0

Fran V. Ross	4/24/2005	130,000	0	0
Vice President Administration	4/25/2004	125,000	0	0
and Chief Financial Officer	4/27/2003	119,000	40,000	0

John Polcari, Jr.	4/24/2005	105,000	0	0
	4/25/2004	99,900	25,000	0
	4/27/2003	99,900	0	0

Employment Contract

The Company and Mr. Chapdelaine, the Chief Executive Officer and President of the Company, entered into a two year employment agreement dated April 23, 2004.  Mr. Chapdelaine was also provided with an automobile plus the cost of annual insurance and with such other employee benefits as were generally available to employees or officers of the Company.  Pursuant to the employment agreement, the Company agreed to grant Mr. Chapdelaine stock options to acquire 100,000 shares of Common Stock that vest over two years.

Under the terms of the employment agreement, if Mr. Chapdelaine’s employment with the Company is terminated by the Company without cause, or if Mr. Chapdelaine terminates his employment with the Company for good reason (either a material reduction in his overall level of responsibility or the relocation of the Company’s executive offices to a location that is more than 35 miles from Boston, Massachusetts, in each case without his consent) or due to a change in control of the Company, then the Company must continue to pay Mr. Chapdelaine his then-current base salary, payable monthly, during a one-year severance period, and Mr. Chapdelaine may not compete with the Company during that period.

Mr. Chapdelaine’s employment agreement also contains a non-competition provision that prohibits Mr. Chapdelaine from directly or indirectly competing with the Company as long as he is an employee of the Company and, in the case of his voluntarily termination or his termination by the Company for cause, for a period of two years thereafter.  The agreement also contains confidentiality provisions that provide that Mr. Chapdelaine may not disclose proprietary information of the Company, other than in furtherance of the business of the Company or in response to a court order.

Bonus Program

The Company has adopted an incentive program under which key contributors, selected by the Compensation Committee, will be paid cash bonuses.  The aggregate amount of these bonuses will be based upon a formula related to the financial performance of the Company.  Bonuses, if any, will be allocated by the Compensation Committee among the individual employees based upon their performance during the year.  No bonuses were paid during the last fiscal year.

Indemnification Agreements

The Company has entered into indemnification agreements with each of its directors and anticipates that it will enter into similar agreements with any future directors.  Generally, the indemnification agreements attempt to provide the maximum protection permitted by Delaware law with respect to indemnification of directors.

The indemnification agreements provide that the Company will pay certain amounts   incurred by a director in connection with any civil or criminal action or proceeding   and specifically including actions by or in the name of the Company (derivative suits) where the individual’s involvement is by reason of the fact that he is or was a director.  Such amounts include, to the maximum extent permitted by law, attorney’s fees, judgments, civil or criminal fines, settlement amounts, and other expenses customarily incurred in connection with legal proceedings.  Under the indemnification agreements, a director will not receive indemnification if he is found not to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company.

Stock Options

The following tables present certain information concerning stock options held by the Named Executive Officers.  No stock options were exercised by the Named Executive Officers during the last fiscal year.

	Option Grants in Last Fiscal Year
	Number of Securities Underlying Options	Percent of Total Options Granted to Employees in	Exercise Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term($)(1)
Name	Granted	Fiscal Year	($/Share)	Date	5%	10%
George R. Chapdelaine, CEO	50,000	56%	.41	9/9/09	.52	.66
Anthony Buccieri	20,000	22%	.45	12/9/09	.57	.72
Fran V. Ross	20,000	220%	.45	12/9/09	.57	.72

(1)                                      The 5% and 10% assumed rates of annual compounded stock price appreciation are mandated by the rules of the SEC and do not represent the Company’s estimate or projection of future prices of its Common Stock.

FISCAL YEAR-END OPTION VALUES

Name	Number of Shares of Common Stock Underlying Unexercised Options at April 24, 2005 (#) Exercisable/ Unexercisable	Value Unexercised In-the-Money Options at April 24, 2005($) Exercisable/ Unexercisable

George R. Chapdelaine CEO	230,000/0	N/A

Anthony Buccieri	89,900/0	N/A

Fran V. Ross	89,900/0	N/A

John Polcari, Jr.	80,000/0	N/A

Company Equity Compensation Plans

The Company presently maintains a 1994 Director Stock Option Plan and a 1994 Employee Combination Stock Option Plan under which options are no longer issued, and the Combination Stock Option and Share Award Plan (the “2002 Plan”), pursuant to which it may grant equity awards to eligible persons.  The following table gives information about those plans.

Plan category	(a) Number of securities to be issued upon exercised of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrant and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) price on April 24, 2005

Equity compensation plans approved by security holders	1,274,800	$.77	0

Equity compensation plans not approved by security holders	0	0	0

Total	1,274,800		0

Performance Graph

The following graph compares the change in Boston Restaurant Associates, Inc.’s cumulative total stockholder return the last five fiscal years with the cumulative return on the Russell 2000 and the Standard & Poor Index for Hotel, Restaurant and Leisure for that period.

Compensation Committee Report

To the Stockholders:

The Compensation Committee of the Board of Directors, comprised of independent directors, is responsible for assisting the Board in the discharge of its responsibilities related to the fair and competitive compensation of executives and key employees of the Company.  Among other responsibilities, the Compensation Committee reviews and recommends to the Board of Directors the compensation of the Chief Executive Officer and each of the other executive officers of the Company.

The objective of the Compensation Committee in determining the compensation of the Company’s executive officers is to provide a base compensation which allows the Company to attract and retain experienced talent.  The Compensation Committee’s philosophy is to align the executive officers’ interests with the success of the Company; therefore, the Committee has established bonus payments based on the Company’s performance.  The cash compensation for each executive officer consists of a base salary plus the potential for an annual performance bonus. Mr. Chapdelaine’s salary for fiscal 2005 was based upon his pre-existing contract, and the amount of his bonus for fiscal 2005 was based upon his performance in relation to financial targets.  The

Company entered into a new employment agreement with Mr. Chapdelaine in April 2004.  The terms of this new employment agreement are in line with the Compensation Committee’s executive officer compensation philosophy.

COMPENSATION COMMITTEE

Hugh Devine
Edward P. Grace, III
Roger Lipton

PROPOSAL NO. 2

AMENDMENT OF 2002 COMBINATION STOCK OPTION AND SHARE AWARD PLAN

On September 20, 2002 the Stockholders of Boston Restaurant Associates, Inc. approved the 2002 Combination Stock Option and Share Award Plan (the”2002 Combination Plan”).  As set forth below in further detail below, the proposed amendment to the 2002 Combination Plan increases the number of shares reserved for issuance under the 2002 Combination Plan from 500,000 to 800,000 shares.

Description of The Plan

The purpose of the 2002 Combination Plan is to provide an equity interest in the Company to the Company’s directors, officers, employees, advisors and consultants so as to align their interests with those of stockholders.

Under the 2002 Combination Plan, the Company may grant options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (“incentive stock options”), other options which are not intended to so qualify (“nonqualified stock options”) and make awards of common stock without payment therefore (“award shares”).  Incentive stock options may only be granted to persons who are key employees of the Company at the time of grant, which may include officers and directors who are also employees.  Nonqualified stock options and award shares may be granted to persons who are officers, directors or employees of or consultants or advisors to the Company at the time of grant. Currently, there are approximately 160 persons who are officers, directors or employees of or consultants or advisors to the Company who may be determined to be eligible for grants of options or award shares under the 2002 Combination Plan.

The 2002 Combination Plan is administered by the Compensation Committee of the Board of Directors.  Subject to the terms of the 2002 Combination Plan, the Compensation Committee determines the persons to whom options or awards are granted, the number of shares covered by an option or award, the term of any option, and the time during which any option is exercisable or any restrictions on any award shares continues.

If the 2002 Combination Plan amendment is approved, a total of 800,000 shares of Common Stock will be reserved for issuance under that plan.  The shares issued may include treasury shares, authorized but unissued shares and shares previously reserved for issuance upon exercise of options which have expired or terminated or shares awarded which have been forfeited.  Shares subject to options that cease to be exercisable for any reason or shares awarded which have been forfeited will be available for subsequent grant under the plan.

Nonqualified stock options may be granted at an exercise price greater than or lesser than the fair market value of the Common Stock on the date of grant, in the discretion of the Compensation Committee.  Incentive stock options, however, may not be granted at less than the fair market value of the Common Stock and may be granted to holders of more than 10% of the Common Stock only at an exercise price of at least 110% of the fair market value of the Common Stock on the date of grant.  The exercise price may be paid in cash or, in the discretion of the Compensation Committee, (i) in shares of Common Stock which have been owned by the option holder for six months or more (valued at the fair market value at the date of exercise), (ii) by delivery of any other property valued at its fair market value at the time of exercise or (iii) by any combination of cash, Common Stock and other property.  The Board may also grant awards entitling recipients to receive shares of Common Stock without payment therefor, upon such terms and conditions as the Board may determine, including without limitation restrictions or risks of forfeiture upon the happening of specified events.

With respect to incentive stock options, to the extent that the aggregate fair market value of the Common Stock (measured at the time of grant) with respect to which incentive stock options are first exercisable by an employee during any calendar year under the 2002 Combination Plan and any other plan of the Company providing incentive stock options exceeds $100,000, such incentive stock options shall be treated as nonqualified options.

Options and awards under the 2002 Combination Plan may not be granted after ten years from the date of stockholder approval of the 2002 Combination Plan.  No option under the 2002 Combination Plan may be exercised subsequent to ten years from the date of grant (five years after the date of grant for incentive stock options granted to holders of more than 10% of the Common Stock).  No incentive stock option granted pursuant to the 2002 Plan may be exercised more than three months after the option holder ceases to be an employee of the Company, except that in the event of death or permanent and total disability (as defined in the Internal Revenue Code of 1986, as amended and in effect on the date of this proxy statement (the “Code”)) of the option holder, the option may be exercised by the holder, the holder’s guardian or the holder’s estate, as applicable for a period of up to one year after the date of such death or permanent total disability.  Options granted under the 2002 Plan may not be assigned or transferred except as permitted in the discretion of the Compensation Committee.

The 2002 Combination Plan may be amended by the Board of Directors subject to stockholders approval to the extent required by applicable law, regulation or rule of any stock market on which the Company’s stock is traded.  No amendment, suspension or termination of the 2002 Combination Plan, except as described in the 2002 Combination Plan, may adversely affect the rights of an option or award holder under the 2002 Combination Plan without the holder’s consent.

Federal Income Tax Consequences Of The Plan

The following general summary of the U.S. Federal income tax consequences of the issuance and exercise of options granted under the 2002 Combination Plan is based upon the provisions of the Code, current regulations promulgated and proposed thereunder, and existing administrative rulings of the Internal Revenue Service, all of which are subject to change (possibly with retroactive effect).  It is not intended to be a complete discussion of all of the Federal income tax consequences of the plan or of all of the requirements that must be met in order to qualify for the described tax treatment.

Nonqualified Options.  A recipient of a nonqualified option generally will not recognize any taxable income until the option is exercised.  At that time, subject to certain limited exceptions, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price.

Upon a subsequent sale of shares acquired by the exercise of a nonqualified stock option, a recipient will recognize gain or loss equal to the difference between the selling price of the shares and their fair market value on the date of exercise.  The gain or loss will be short-term or long-term depending upon how long the shares were held.

The Company generally will be entitled to a compensation deduction for Federal income tax purposes in an amount equal to, and at the same time as, the ordinary income recognized by option holders, provided that the Company reports the income on a Form W-2 or 1099 (whichever is applicable) that is both timely provided to the option holder and timely filed with the IRS, and further provided that such deduction is reasonable and is not limited by applicable provisions of the Code, such as Sections 162(m), 212, or 280G.

Incentive Stock Options.  Incentive stock options granted under the 2002 Combination Plan are intended to qualify as incentive stock options under Section 422 of the Code.

A participant generally will not recognize taxable income upon the grant or exercise of an incentive stock option.  If an option holder does not make a “disqualifying disposition” (as defined below), then the option holder will not recognize any taxable income until the shares are sold or exchanged, and any gain recognized upon such sale or exchange will be taxable as long-term capital gain.  A “disqualifying disposition” means any disposition of shares acquired on the exercise of an incentive stock option where such disposition occurs within two years of the date the option was granted or within one year of the date the shares were transferred to the option holder.

If the option holder makes a disqualifying disposition, then the difference between (a) the option exercise price and (b) the lesser of (i) the fair market value of the shares on the date of exercise or (ii) the price received upon disposition of the shares, will be taxable to the option holder as ordinary income.  In the case of a gift or certain other transfers, the amount of taxable ordinary income is not limited to the gain that would have resulted from a sale.  Instead, it is equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price.

In the case of a disqualifying disposition, if the amount realized on disposition of the shares exceeds the fair market value of the shares on the date of exercise, the excess will be taxed as either long-term or short-term capital gain depending on the option holder’s holding period of the shares.

The Company will not be entitled to any deduction with respect to the grant or exercise of incentive stock options.  In addition, no deduction will be allowed to the Company upon the disposition of stock acquired upon the exercise of an incentive stock option, unless the disposition is a disqualifying disposition.  In the case of a disqualifying disposition, the Company generally will be entitled to a deduction at that time equal to the amount of compensation income that is recognized by the employee as a result of the disqualifying disposition, provided that the Company reports the income on a Form W-2 or 1099 (whichever is applicable) that is both timely provided to the option holder and timely filed with the IRS, and further provided that such deduction is reasonable and is not limited by applicable provisions of the Code including Section 162(m), 212, or 280G.

Award Shares.  A recipient of award shares that are not subject to a substantial risk of forfeiture (i.e., are fully vested) at the time of grant will recognize ordinary compensation income to the extent that the shares’ fair market value at that time exceeds the price paid.  Since the 2002 Combination Plan provides that no amount will be paid for award shares, the rest of this discussion assumes that fact.  To the extent any award shares are granted subject to a substantial risk of forfeiture, requiring the recipient to perform substantial services for a period of time specified in the grant, the recipient would not recognize income at the time such award shares are issued (absent a Section 83(b) election, described below).

In the case of shares granted subject to a substantial risk of forfeiture, absent a Section 83(b) election, the recipient would recognize ordinary compensation income at the time such shares vest.  In that event, the recipient would recognize ordinary compensation income on the date the shares vest in an amount equal to the then fair market value of the shares that vest on that date.  The recipient would have a tax basis in shares that vest equal to the amount of ordinary compensation income recognized with respect to those shares.  The recipient’s holding period would begin just after the shares vest.

A recipient may make a Section 83(b) election with respect to shares subject to a substantial risk of forfeiture.  A recipient of award shares who makes a Section 83(b) election will recognize ordinary compensation income at the time the shares are issued and not when they vest.  The amount of such income would equal tthe fair market value of the shares at the time of issuance.  In that event, the recipient’s tax basis in the shares would equal the fair market value of the award shares on the date issued, and the holding period would begin just after such date.  Any subsequent appreciation that is recognized would constitute capital gain rather than ordinary compensation income, and would be long-term capital gain to the extent the holding period was longer than twelve months at the time of the sale or exchange.

The Company generally will be entitled to a compensation deduction for Federal income tax purposes in an amount equal to, and at the same time as, the ordinary compensation income recognized by recipients of award shares, provided that the Company reports the income on a Form W-2 or 1099 (whichever is applicable) that is both timely provided to the recipient and timely filed with the IRS, and further provided that the deduction is reasonable and is not limited by applicable provisions of the Code, including section 162(m), 212, or 280G.  Accordingly, the amount and timing of the Company’s deductions with respect to award shares granted will depend upon the extent to which such shares are (and remain) subject to a substantial risk of forfeiture and the extent to which Section 83(b) elections are made by recipients with respect to award shares that are not vested at the time of grant.

The following table sets forth the amount allocated to each of the following individuals under the 2002 Combination Plan:

Name	Dollar Value	(1) Number of shares subject to option

George R. Chapdelaine President and Chief Executive Officer	$0	60,000

Executive Officers as a Group	$0	40,000

Directors as a Group	$0	400,000

(1) Based on the difference between the market value of the underlying shares on the date of grant and the exercise price of the options, this valuation does not take into account any appreciation in market value of the underlying share which may occur over the terms of the options.

Vote Required and Board of Directors Recommendation

The affirmative vote of a majority of the votes of holders of the Company’s Common Stock present in person or by proxy at the Meeting is required for approval of the amendment of the 2002 Combination Stock Option and Share Award Plan.  The Company’s Board of Directors recommends that stockholders vote FOR approval of the amendment of the 2002 Combination Stock Option and Share Award Plan.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of the Company’s Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Reporting persons are also required to furnish the Company with copies of all Forms 3, 4, and 5 they file.

Based solely on the Company’s review of the copies of Forms 3, 4 and 5 which it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all of its directors, executive officers, and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them during the Company’s fiscal year ended April 24, 2005.

Other Proposed Action

The Board of Directors knows of no other matters that may come before the Meeting other than the election of directors.  However, if any other matters should properly be presented to the Meeting, the persons named as proxies shall have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

Stockholder Proposals and Recommendations For Director

The Company anticipates that the 2006 Annual Meeting of Stockholders will be held on September 8, 2006.  Proposals which stockholders intend to present at the Company’s 2006 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Exchange Act of 1934, and wish to have included in the Company’s proxy materials must be received by the Company no later than April 7, 2006. If a proponent fails to notify the Company by June 16, 2006 of a non-Rule 14a-8 shareholder proposal which it intends to submit at the Company’s 2006 Annual Meeting of Stockholders, the proxy solicited by the Board of Directors with respect to such meeting may grant discretionary authority to the proxies named therein to vote with respect to such matter.

Stockholders may make recommendations to the Corporate Governance and Nominating Committee of candidates for its consideration as nominees for director at the Company’s 2006 Annual Meeting of Stockholder by submitting the name and qualifications of such person to the Corporate Governance and Nominating Committee, c/o Secretary of the Corporation at the Company’s principal executive offices, 999

Broadway, Saugus, MA 01906.  Any such recommendations should be submitted as early as possible, but in any event not later than April 17, 2006.  The letter of recommendation from one or more stockholders should state whether or not the person(s) making the recommendation have beneficially owned 5% or more of the Company’s Common Stock for at least one year.

Stockholder Communications

Stockholders may contact the Board of Directors of the Company by writing to them c/o Investor Relations, Boston Restaurant Associates, Inc., 99 Broadway, Saugus, MA 01906.  All communications directed to the Board will be delivered to the Board of Directors.

Material Not Incorporated by Reference

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, the sections of the Proxy Statement entitled “Audit Committee Report,” “Compensation Committee Report” and “Performance Graph” shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

Materials Available

The Company will provide each beneficial owner of its securities who did not receive it as part of this mailing a copy of the annual report on Form 10-K, including the financial statements and schedules thereto, for the Company’s most recent fiscal year, without charge, upon receipt of a written request from such person.  The Company will similarly provide a copy of its Code of Ethics/Code of Conduct upon request.  Such request should be sent to Investor Relations, Boston Restaurant Associates, Inc., 999 Broadway, Suite 400, Saugus, Massachusetts  01906.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

ANNUAL MEETING OF STOCKHOLDERS OF

BOSTON RESTAURANT ASSOCIATES, INC.

September 9, 2005

PROOF#2

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE					☒
			FOR	AGAINST	ABSTAIN
1. Election of Directors:		2. To consider and act upon a proposal to amend the 2002 Combination Stock and Option Share Award Plan.

NOMINEES:

FOR ALL NOMINEES	George R. Chapdelaine
Hugh Devine
WITHHOLD AUTHORITY FOR	Edward P. Grace III
ALL NOMINEES	Roger Lipton
John P. Polcari, Jr.
FOR ALL EXCEPT	Peter E. Salas
(See instructions below)	Robert C. Taft

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stokholder	Date:	Signature of Stockholder		Date:

Note:              Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROOF # 1

BOSTON RESTAURANT ASSOCIATES, INC.
ANNUAL MEETING OF STOCKHOLDERS

PROXY	PROXY

The undersigned hereby appoints George R. Chapdelaine or Gordon R. Penman attorney and proxy to represent the undersigned at the Annual Meeting of Stockholders (the “Meeting”) of Boston Restaurant Associates, Inc. (the “Company”) to be held on Friday, September 9, 2005, and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of and Proxy Statement for the Meeting in accordance with the instructions on the reverse side and with discretionary authority upon such other matters as may come before the Meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.

Continued, and to be signed, on reverse side

(Please fill in the reverse side and mail in enclosed envelope)